UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   April 19, 2002


                         CAPITAL AUTO RECEIVABLES, INC.
              =====================================================
             (Exact name of registrant as specified in its charter)


              Delaware                  333-75464            38-3082892
===============================        ===========         ===================
(State or other jurisdiction of       Commission           (I.R.S. Employer
incorporation or organization)        File Number           Identification No.)


Corporation Trust Center
1209 Orange Street, Wilmington, DE                            19801
=======================================                    ==========
(Address of principal executive offices                    (Zip Code)

Registrant's telephone number, including area code         302-658-7581
                                                           ============

Items 1-4. Not Applicable.

Item 5 Other Events

          The registrant previously filed a series term sheet, dated April 15, 2002, setting forth a description of the collateral pool and the proposed structure of $473,000,000 aggregate principal amount of Class A-2 Asset Backed Notes (the "Class A-2 Notes"), $525,000,000 aggregate principal amount of Class A-3 Asset Backed Notes (the "Class A-3 Notes"), $344,000,000 aggregate principal amount of Class A-4 Asset Backed Notes (the "Class A-4 Notes," and, together with the Class A-2 Notes and the Class A-3 Notes, the "Offered Notes") and $52,914,000.00 aggregate principal amount of Asset Backed Certificates (the "Offered Certificates" and, together with the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Offered Securities") of Capital Auto Receivables Asset Trust 2002-2 (the "Trust"), as an exhibit to the Current Report on Form 8-K, dated as of April 16, 2002.

Item 6. Not applicable.

Item 7. Exhibits.

          Exhibit 5.1 The  following is filed as an Exhibit to this Report under
          Exhibit 99.

          Opinion of counsel of Kirkland & Ellis, dated as of April 18, 2002.

          Exhibit 8.1 The  following is filed as an Exhibit to this report under
          Exhibit 8.1

          Opinion of Counsel of Kirkland & Ellis, dated as of April 18, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CAPITAL AUTO RECEIVABLES, INC.
                                     ========================================
                                                     (Registrant)

                                     s/ WILLIAM F. MUIR
                                     ========================================
Dated: April 19, 2002                William F. Muir, Chairman of the Board



                                     s/ JOHN D. FINNEGAN
                                     ========================================
Dated: April 19, 2002                John D. Finnegan, President and Director